EXHIBIT 99.2


Cosi, Inc.
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                                                                    Bill Forrest
                                                              Executive Chairman

                                                                 Cynthia Jamison
                                                         Chief Financial Officer

COSI (R)                                                       SIMPLY GOOD TASTE
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Appendix
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Restaurant Industry Overview
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Cosi is Positioned in the Growing "Fast Casual" Segment

> The restaurant industry is anticipated to represent $440 billion in 2004 and grow 9.8% annually to over $577 billion by 2010

> The "fast casual" segment is estimated to experience accelerated growth over the next five years

                ================================================================  ====================================
                Quick Service Restaurants          Full Service                        Fast Casual
                        ("QSR")                                                          (Hybrid)
                ----------------------------------------------------------------  ------------------------------------
Attributes      Over the counter                   Waiter / waitress               Over the counter
                Quick service                      Higher food quality             Quick service
                Fast food                          Casual / family / fine dining   Higher food quality
                ----------------------------------------------------------------  ------------------------------------
Drivers         >  Increase in disposable income   > Increase in disposable        > Increased health concerns
                                                     income
                > More female workforce            > Narrowing of in-home and      > Rise in consumer awareness of
                participation                        restaurant dining price         gourmet offerings
                                                     disparity
                > Spread of car culture
                ----------------------------------------------------------------  ------------------------------------
Market          Mature at 3 - 4% annual growth     Slowing growth                  Poised to double in the next 5 years
                $152 billion (51%)                 $142 billion (47%)              $6 billion (2%)
                ----------------------------------------------------------------  ------------------------------------
                [Burger King Logo] [Taco Bell Logo] [Subway Logo] [Wendy's Logo]   [Panera Bread Logo] [Fazoli's Logo]
Key Players     [McDonald's Logo] [Applebee's Logo] [Red Lobster Logo]             [Fuddruckers Logo] [Baja Fresh Logo]
                [Outback Steakhouse Logo] [Chili's Logo] [Olive Garden Logo]       [Buffalo Wild Wings Logo]

Source: National Restaurant Association, QSR Magazine, Standard & Poor's, Technomic


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COSI (R)                                                       SIMPLY GOOD TASTE
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Fast Casual Snapshot
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Growth Spurred By Deceleration In Casual And Fast Food Segments

> Offering fresh, made-to-order meals with upscale menus and higher per check averages than traditional fast food


                 2002 Fast Casual Key Players
==================================================================
                                                Sales       Units
                                               ($ mm)
                                            ----------------------
1              Panera Bread                    $755.4        414
2              Fazoli's                         419.7        401
3              Buffalo Wild Wings               282.0        199
4              Fuddrucker's                     278.3        202
5              Baja Fresh Mexican Grill         249.0        210
6              Chipotle                         243.0        232
7              Au Bon Pain                      203.0        197
8              Rubio's Fresh Mexican Grill      120.0        142
9              Back Yard Burger                  85.0        119
------------------------------------------------------------------
10             Cosi                              84.4         91
------------------------------------------------------------------
               Total                         $2,719.8      2,207
==================================================================

>     The top ten fast casual restaurants constitute over 50% of the market


> The fast casual market is projected to grow 15% annually over the next five years, to $12 billion in 2008

 [The following bar graph was depicted as a bar graph in the printed material.]

                                        2003    2008
                                        ----    ----
                                        ($ Billions)
Market Size                             $6.0   $12.0            15% CAGR

>     Skilled franchisees are looking to deploy capital in new concepts


Source: Standard & Poor's, Technomic


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COSI (R)                                                       SIMPLY GOOD TASTE
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Next Generation Prototype
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Refining Our Concept To Improve The Guest Experience


>  Unveiled 3/12/04 in Avon, CT
      o     2,400 square foot footprint
      o     Clear and intuitive customer journey
            o     Unique entry experience sequence
            o     Redesigned menu and placement
            o     Integrated self-service beverage station
            o     Range of seating zones and intimacy models
      o     Relaxed yet tasteful character
            o     Urbane restaurant design
            o     The open flame hearth as a focal point
            o     Welcoming dining experience
      o     Simplified store operations
            o     Behind the counter assembly
            o In-store dining runners for delivery, conflict resolution, and up-selling
            o     Counter pick-up for take-away orders
      o     New logo and motto: "Simply Good Taste(TM)"
      o Prototype sales since reopening indicate seasonally annualized level of $1.725 million

                               [Graphics Omitted]


Future performance at the Avon location, and at future stores modeled on the Avon prototype, may not reflect the levels cited above.

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COSI (R)                                                       SIMPLY GOOD TASTE
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Selections From Our Menu
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A Sampling of Our Innovative And Savory Offerings




                             [Menu Graphics Omitted]



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Operating Discipline
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Focusing On Our Bottom Line

>     Relentless effort by new management to improve every line item on the P&L

>     Reduction in restaurant operating expenses
            o     COGS improvements
                  o     Training and accountability at the store level
                  o     Implementation of strategic purchasing initiatives
            o     New labor management practices
                  o     Detailed hourly scheduling reviews
                  o     Shortening breakfast hours at certain stores
            o     Fixed dollar standards for manager and support expense budgets

>     Corporate initiatives to improve overall performance
            o     Marketing programs to increase sales and profitability
            o     Implementation of strategic pricing review and actions
            o     Identification of under-performing locations
                  o     Closed eight in 2003, three in 2004 (as of 8/11/04)
                  o     Watch list for 2004
            o     Integrated field operations and support center personnel
            o Implementation of thorough study to track customer satisfaction and strength of Cosi brand
> These successful initiatives have resulted in significant improvements in unit economics since September 2003

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COSI (R)                                                       SIMPLY GOOD TASTE
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Cosi: Attractive Franchising Economics
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Cosi Offers Franchisees an Attractive Opportunity vs. Other Concepts


>     Attractive bottom line profit with above average returns
            o     Competitive fee and royalty structure
            o     Superior economics to the traditional, freestanding QSR model
                        o Freestanding building model not as attractive given large upfront capital outlay
                        o Leased space model allows realization of greater returns on lower capital investment


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Federated Partnership
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Growth Through Strategic Alliance

                               [Graphic Omitted]

>     Mutually reinforcing quality and taste branding

> Cornerstone for growth of company-owned restaurants, capitalizing on Federated's national footprint

>     Showcasing the franchise program's compelling economics

>     Announced 3/04
            o     10 Macy's implants
            o     Northwest and Southeast locations, starting in Seattle, WA
            o     Summer roll-out beginning 6/04

>     Potential for up to 250 locations


                               [Graphic Omitted]

                                                                               8

Source: Federated Department Stores, Inc.

COSI (R)                                                       SIMPLY GOOD TASTE
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Executive Officers

========================================================================================================================
Extensive Restaurant Industry Experience
========================================================================================================================
Officer                 Since                                       Prior Experience
------------------------------------------------------------------------------------------------------------------------
William D. Forrest      4/03            Bill served as a managing director and corporate restructuring professional at
                                        Gleacher Partners and as interim CEO of Fine Host Corporation, a $330 million
Executive Chairman                      publicly traded food service company.
------------------------------------------------------------------------------------------------------------------------
Kevin Armstrong         7/03            Kevin has over 20 years of experience in the restaurant industry with executive, operational, and marketing roles at Long John Silver's, Subway,
President & Chief                       PepsiCo and Burger King.
Executive Officer
Director
------------------------------------------------------------------------------------------------------------------------
Cynthia T. Jamison      7/04            Cindie has more than 20 years of experience in finance, strategy, and operations.
                                        In the restaurant industry, she has served as CFO of Chart House Enterprises, in
Chief Financial Officer                 finance positions at Allied Domecq Retailing, USA and Kraft General Foods, and
                                        in a strategic development capacity for Daka International, Inc.
------------------------------------------------------------------------------------------------------------------------
Gilbert Melott          12/01           Gilbert has over 20 years of experience in the restaurant and hospitality industry with previous positions at Bennigan's, TGI Friday's and the Sheraton
EVP, Operations                         Holding Corporation in Boston.
and People
------------------------------------------------------------------------------------------------------------------------
Paul Seidman            9/03            Paul has over 20 years of experience in the food service industry with previous positions at Bertucci's, Brinker and other several other prominent restaurant
VP, Food & Beverage                     companies.
------------------------------------------------------------------------------------------------------------------------
Jay Wainwright          7/03            Jay is a founder and served as CEO of the original Cosi Sandwich Bar. He also
VP, Concept                             served as interim CEO from January through July 2003.
Development Founder
------------------------------------------------------------------------------------------------------------------------


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COSI (R)                                                       SIMPLY GOOD TASTE
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2004 Guidance
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Clear And Executable Operating Targets

>     Comparable restaurant sales growth of 4 - 5%

>     Cost of goods sold of approximately 25% of sales

>     Operating expense of approximately 59% of sales

> General and administrative expense at approximately $15 million for the year

>     Full year store base of 84 - 88 units

>     Positive Adjusted EBITDA for FY 2004


      Source: Company 8/11/04 Press Release. For a discussion of Adjusted EBITDA, please refer to the Company's 8/11/04 Press Release.

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COSI (R)                                                       SIMPLY GOOD TASTE
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Selected Financials
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Balance Sheet Highlights (as of June 28, 2004)
----------------------------------------------

Cash and cash equivalents and investments   $21,150,900
Inventory                                       985,200
Long term debt                                  204,000
Stockholders' equity                         40,059,300



Income Statement Highlights

------------------------------------------------------------------------------------------------------------
                                   Six Months Ended 6/30/03      Six Months Ended 6/28/04
                                ---------------------------------------------------------            (delta)
                                   $ Millions       % Sales       $ Millions       % Sales            bps
                                ----------------------------------------------------------------------------
Net sales                             $54.6          100.0%          $53.9          100.0%             --
Cost of goods sold                     15.5           28.4            13.7           25.4            (300)
Restaurant operating expense           34.6           63.4            33.1           61.4            (200)
General & administrative
expense                                12.0           22.0             8.3           15.4            (660)
                               --------------                 --------------
Operating profit/(loss)        ($7.5 million)                 ($1.2 million)
                               --------------                 --------------



      Note: 2003 information as of Company's 12/29/03 10-K Filing; 2004 information as of 11 Company's 8/11/04 10-Q Filing

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Forward-Looking Statements
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Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, operating results or earnings constitute forward- looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:
>     the cost of our principal food products;
>     labor shortages or increased labor costs;
>     changes in consumer preferences and demographic trends;
> increasing competition in the fast casual dining segment of the restaurant industry;
>     expansion into new markets;
> our ability to effectively manage our business with a reduced general and administrative staff;
> our ability to incorporate a franchising and area development model into our strategy;
>     the availability and cost of additional financing;
>     fluctuations in our quarterly results;
>     increased government regulation;
>     supply and delivery shortages or interruptions;
>     market saturation due to new restaurant openings;
>     inadequate protection of our intellectual property;
>     adverse weather conditions which impact customer traffic at our restaurants;
>     and adverse economic conditions.

    The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward- 12 looking statements entirely by these cautionary factors.

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COSI (R)                                                       SIMPLY GOOD TASTE